                                                                   EXHIBIT 3.2


                                    AMENDMENTS TO
                             CERTIFICATE OF INCORPORATION
                               (REFLECTING NAME CHANGE)

                                  STATE OF DELAWARE
                           OFFICE OF THE SECRETARY OF STATE
                           ________________________________

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HEARTLAND COMMUNICATIONS & INFORMATION, INC.", CHANGING ITS NAME FROM "HEARTLAND COMMUNICATIONS & INFORMATION, INC." TO " HEARTLAND COMMUNICATIONS MANAGEMENT, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF APRIL, A.D. 1996, AT 9 O'CLOCK A.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                       /S/ Edward J. Freel
                        [SEAL]         ---------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:    7898473

                                                 DATE:    04-08-96

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                               CERTIFICATE OF AMENDMENT

                              Before Payment of Capital

                                          OF

                             CERTIFICATE OF INCORPORATION

                                          OF

                     HEARTLAND COMMUNICATIONS & INFORMATION, INC.

                          _________________________________

                          Pursuant to Section 241 of Title 8
                        the Delaware Code of 1953, as Amended

    I, the undersigned, being the Sole Incorporator of the above named corporation, a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

    FIRST. That at a meeting of the Sole Incorporator of said corporation, duly held and convened, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation and declaring said amendment advisable.

    RESOLVED that the Certificate of Incorporation of this Corporation be, and it hereby is, amended by changing Article First to read as follows:

    "FIRST: The name of the corporation shall be HEARTLAND COMMUNICATIONS MANAGEMENT, INC."

    SECOND. That no part of the capital of said corporation having been paid, this certificate is filed pursuant to Section 241 of Title 8 of the Delaware Code, as amended.

    IN WITNESS WHEREOF, I have duly executed this Certificate of Amendment this eighth day of April, A.D. 1996.

                                            /s/ Dolores E.H. Cleaver
                                            --------------------------------
                                            Dolores E.H. Cleaver
                                            Incorporator

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                                  STATE OF DELAWARE

                           OFFICE OF THE SECRETARY OF STATE

                           ________________________________

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "HEARTLAND COMMUNICATIONS MANAGEMENT, INC.", CHANGING ITS NAME FROM "HEARTLAND COMMUNICATIONS MANAGEMENT, INC." TO "HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF APRIL, A.D. 1996, AT 9 O'CLOCK A.M.
    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                       /S/ Edward J. Freel
                        [SEAL]         ---------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:    7909527

                                                 DATE:    04-16-96

                              CERTIFICATE OF CORRECTION

                                          OF

                               CERTIFICATE OF AMENDMENT

                      HEARTLAND COMMUNICATIONS MANAGEMENT, INC.

                      -----------------------------------------
                      Pursuant to Section 103(f) of the General
                       Corporation Law of the State of Delaware

    I, the undersigned, incorporator of HEARTLAND COMMUNICATIONS MANAGEMENT, INC., do hereby certify that the Certificate of Amendment filed on April 8, 1996 contained an inaccurate record.

    ARTICLE FIRST provided that:
     "The name of the corporation: HEARTLAND COMMUNICATIONS MANAGEMENT, INC."

    ARTICLE FIRST should read as follows:
     "The name of the corporation : HEARTLAND COMMUNICATIONS & MANAGEMENT,
INC."

    IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Dolores E.H. Cleaver, this sixteenth day of April A.D. 1996.


                                            /s/ Dolores E.H. Cleaver
                                            -------------------------
                                            Dolores E.H. Cleaver
                                            Incorporator

                                  STATE OF DELAWARE

                           OFFICE OF THE SECRETARY OF STATE

                           --------------------------------

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.
    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                            /S/ Edward J. Freel
                        [STATE SEAL]       ------------------------------------
                                            Edward J. Freel, Secretary of State

                                                      AUTHENTICATION:   7946213

                                                                DATE:   05-15-96

                               CERTIFICATE OF AMENDMENT

                              Before Payment of Capital

                                          OF

                             CERTIFICATE OF INCORPORATION

                                          OF

                     HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.

                       ---------------------------------------
                          Pursuant to Section 241 of Title 8
                        the Delaware Code of 1953, as Amended

    I, the undersigned, being the Sole Incorporator of the above named corporation, a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

     FIRST.   That at a meeting of the Sole Incorporator of said corporation, duly held and convened, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation and declaring said amendment advisable.

     RESOLVED that the Certificate of Incorporation of this Corporation be, and it hereby is, amended by changing Article Fourth to read as follows:

    Sixty Million (60,000,000) shares with a par value of $.001 per share, amounting to Sixty Thousand Dollars ($60,000.00)

    SECOND.   That no part of the capital of said corporation having been paid, this certificate is filed pursuant to Section 241 of Title 8 of the Delaware Code, as amended.

    IN WITNESS WHEREOF, I have duly executed this Certificate of Amendment this fourteenth day of May, A.D. 1996.

                                                        /s/ Dolores E.H. Cleaver

                                                        ------------------------
                                                            Dolores E.H. Cleaver
                                                            Incorporator

                              CERTIFICATE OF CORRECTION

                                          OF

                               CERTIFICATE OF AMENDMENT

                    HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.

                      -----------------------------------------
                      PURSUANT TO SECTION 103(f) OF THE GENERAL
                       CORPORATION LAW OF THE STATE OF DELAWARE

    I, the undersigned, of HEARTLAND COMMUNICATIONS & MANAGEMENT, INC., do hereby certify that the Certificate of Amendment filed on May 14, 1996 contained an inaccurate record.

    ARTICLE FOURTH provided that:
    Sixty Million (60,000,000) shares with a par value of $.001 per share, amounting to Sixty Thousand Dollars ($60,000.00)

    ARTICLE FOURTH should read as follows:
    Sixty Million (60,000,000) shares with a par value of $.001 per each, amounting to Sixty Thousand Dollars ($60,000.00) of which Fifty Million (50,000,000) shares with a par value of $.001 each are Common stock and Ten Million (10,000,000) shares with a par value of $.001 each are Preferred stock.


    IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by this twenty-first day of May A.D. 1996.

                                                /s/ Ryan Smith
                                                --------------------------------
                                                Ryan Smith, Assistant Secretary
                                                Authorized Officer